Supplement dated January 3, 2023 to

PROSPECTUS

July 31, 2022

As Supplemented and Restated October 24, 2022

Core Plus Income Fund

Institutional Class (WCPBX)

Investor Class (WCPNX)

Short Duration Income Fund

Institutional Class (WEFIX)

Investor Class (WSHNX)

Shareholder Distributions

Effective January 3, 2023, the frequency with which distributions of the Core Plus Income Fund and Short Duration Income Fund are paid will change from quarterly to monthly. As a result, the following change is being made to the Funds’ Prospectus:

The first paragraph under the “Shareholder Distributions” sub-section of the “Distributions and Taxes” section of the Funds’ Prospectus is deleted in its entirety and replaced with the following:

You will receive distributions from the Funds which are your share of a Fund’s net income and gain on its investments. Each Fund passes substantially all of its earnings along to its shareholders in the form of distributions. For the Hickory, Partners III, Partners Value and Value Funds, distributions are generally paid annually in December of each year. For the Balanced Fund, distributions are generally paid semi-annually in June and December of each year. For the Nebraska Fund, distributions are generally paid quarterly. For the Core Plus, Short Duration and Ultra Short Funds, dividends are accrued each business day, and distributions are generally paid within five days of the last business day of each month.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE.